Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2014
Minimum Future Lease Payments Under Operating Leases

As at December 31, 2014, the Company’s commitments under operating leases were estimated at $569 million in aggregate, with minimum annual payments in each of the next five years and thereafter as follows:

(in millions of Canadian dollars)	Operating leases

2015	$114
2016	88
2017	67
2018	55
2019	43
Thereafter	202

Total minimum lease payments	$569